EXHIBIT 32.1

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of New World Brands, Inc. (the "Company") on Form 10-QSB for the period ended November 30, 2004 as filed with the Securities and Exchange Commission on the date therein specified (the "Report"), the undersigned, Costas Ataliotis, President and Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, that to the best of our knowledge:


(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and


(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of New World Brands, Inc.



Date: April 29, 2005                   By: /s/ Costas Ataliotis
                                           --------------------
                                           Costas Ataliotis
                                           President and Chief Executive Officer